Exhibit 24.1
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints José G. Ibarra as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of July, 2010.

/s/ Greg Alan Tunney
Greg A. Tunney

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 5th day of August, 2010.

/s/ José G. Ibarra
José G. Ibarra

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of July, 2010.

/s/ Gordon Zacks
Gordon Zacks

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 20th day of July, 2010.

/s/ Nicholas P. DiPaolo
Nicholas P. DiPaolo

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of July, 2010.

/s/ David P. Lauer
David P. Lauer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 16th day of July, 2010.

/s/ Janice E. Page
Janice E. Page

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 17th day of July, 2010.

/s/ Edward M. Stan
Edward M. Stan

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of July, 2010.

/s/ Thomas M. Von Lehman
Thomas M. Von Lehman

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of R. G. BARRY CORPORATION, an Ohio corporation (the “Company”), which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 for the registration of certain of its securities for offering and sale pursuant to the R. G. Barry Corporation Amended and Restated 2005 Long-Term Incentive Plan, hereby constitutes and appoints Greg A. Tunney and José G. Ibarra, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign such Registration Statement and any and all amendments and documents related thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of said attorneys-in-fact and agents, and substitute or substitutes, full power and authority to do and perform each and every act and thing requested and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all things that each of said attorneys-in-fact and agents, or his or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 19th day of July, 2010.

/s/ Harvey A. Weinberg
Harvey A. Weinberg